                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                         DATA RESEARCH ASSOCIATES, INC.
                                       AT
                          $11.00 NET PER SHARE IN CASH
             PURSUANT TO THE OFFER TO PURCHASE DATED JULY 25, 2001
                                       BY
                           MCGUIRE ACQUISITION INC.,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                              SIRSI HOLDINGS CORP.
-----------------------------------------------------------------------------

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON TUESDAY, AUGUST 21, 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------
                        THE DEPOSITARY FOR THE OFFER IS:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

      BY HAND:                   BY OVERNIGHT COURIER:                   BY MAIL:
 Wall Street Plaza,                Wall Street Plaza,              Wall Street Station,
88 Pine Street, 19th           88 Pine Street, 19th Floor             P.O. Box 1010
        Floor                      New York, NY 10005                  New York, NY
 New York, NY 10005                                                     10268-1010

                               BY FACSIMILE TRANSMISSION:
                            FOR ELIGIBLE INSTITUTIONS ONLY:
                                    (212) 701-7636

                 CONFIRM RECEIPT OF GUARANTEED DELIVERY BY TELEPHONE:
                                    (212) 701-7624

                            ------------------------

 PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY
                 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

---------------------------------------------------------------------------------------------------------------
                    DESCRIPTION OF SHARES OF DATA RESEARCH ASSOCIATES, INC. STOCK TENDERED
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF RECORD HOLDERS               SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
        (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                           CERTIFICATE     NUMBER OF SHARES   NUMBER OF SHARES
                                                           NUMBER(S)*       REPRESENTED BY       TENDERED**
                                                                             CERTIFICATE*
---------------------------------------------------------------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

 * Need not be completed by shareholders delivering shares of common stock of Data Research Associates, Inc. by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

    Shareholders of Data Research Associates, Inc. must complete this Letter of Transmittal if either certificates evidencing tendered Shares (as defined below) are to be forwarded with this letter or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase dated July 25, 2001 (the "Offer to Purchase"). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." Shareholders whose certificates evidencing Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "The Tender Offer--Terms Of Our Offer; Expiration Date" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase. See Instruction 2.

    DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE
    FOLLOWING:

  Name of Tendering Institution: _______________________________________________

  Account Number: ______________________________________________________________

  Transaction Code Number: _____________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Record Holder(s): _________________________________________________

  Window Ticket No. (if any): __________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: __________________________

  Name of Institution that Guaranteed Delivery: ________________________________

  If delivery is by book-entry transfer, give the following information: _______

  Account Number: ______________________________________________________________

  Transaction Code Number: _____________________________________________________

/ / CHECK HERE IF ANY CERTIFICATES REPRESENTING YOUR SHARES HAVE BEEN LOST,
    DESTROYED OR STOLEN AND CONTACT THE DEPOSITARY TO OBTAIN ANY AFFIDAVIT OF LOSS. (SEE INSTRUCTION 10):

  Number of Shares represented by lost, destroyed or stolen certificates: ______

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE OF IT), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to McGuire Acquisition Inc., a Delaware corporation (the "Purchaser") and an indirect wholly owned subsidiary of SIRSI Holdings Corp., a Delaware corporation ("Parent"), shares of common stock, $0.01 par value per share (the "Shares"), of Data Research Associates, Inc., a Missouri corporation ("DRAI"), pursuant to the Purchaser's Offer to Purchase (as defined below) all issued and outstanding Shares upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 25, 2001 ("Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constituting the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

    The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of May 16, 2001 as amended on June 27, 2001, July 12, 2001 and July 24, 2001, by and among Parent, the Purchaser and DRAI, as it may be amended, supplemented or restated from time to time in accordance with the terms thereof.

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment by the Purchaser of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby tenders, sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of those Shares on or after May 16, 2001 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(1) deliver certificates evidencing the tendered Shares (and any and all Distributions), or transfer ownership of the tendered Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (2) present the tendered Shares (and any and all Distributions) for transfer on the books of DRAI and
(3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Shares (and any and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Purchaser and the designees of the Purchaser as the agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as such agent, attorney and proxy or his, her or its substitute will, in his, her or its sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all tendered Shares which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of the tendered Shares, which the undersigned is entitled to vote at any meeting of shareholders of DRAI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered Shares by the Purchaser in accordance with the terms of the Offer. Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered Shares (and all Shares and other securities issued in Distributions in respect of the tendered Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance of the tendered Shares for payment, the Purchaser must be able to exercise full voting and other rights with respect to the tendered Shares (and any and all Distributions), including, without limitation, voting at any meeting of DRAI's shareholders.

    The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby (and any and all Distributions) and (2) when the tendered Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and to any and all Distributions), free and clear of all liens, pledges, restrictions, charges, encumbrances or voting agreements, and that none of the tendered Shares (and Distributions) will be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the tender, sale, assignment and transfer to the Purchaser of the tendered Shares (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the Depositary for the account of the Purchaser any and all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the tendered Shares, or deduct from the purchase price, the amount or value of that Distribution as determined by the Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of Transmittal will be binding upon the heirs, executors, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the valid tender of shares pursuant to any one of the procedures described in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of the tendered Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

    Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the record holder(s) appearing above under "Description of Shares of Data Research Associates, Inc. Stock Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the record holder(s) appearing above under "Description of Shares of Data Research Associates, Inc. Stock Tendered" in this Letter of Transmittal. In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at The Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the record holder(s) thereof if Purchaser does not accept for payment any Shares so tendered.

    If you do not wish to have the check for the purchase price of the Shares and the certificate evidencing Shares not tendered or not purchased issued in the name of the record holder(s) of the shares of DRAI's common stock, please complete the "Special Payment Instructions" below. If the check for the purchase price of the tendered Shares and the certificate evidencing Shares not tendered or not purchased are to be registered in the name of anyone other than the record holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures guaranteed.

    If you wish to have the check delivered to someone other than the record holder(s) or to an address other than the address specified in "Description of Shares of Data Research Associates, Inc. Stock Tendered" please complete the "Special Delivery Instructions" below and the check will be mailed to the address(es) indicated.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if checks for the purchase price of the Shares accepted and the certificates evidencing shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned. Please print.

  Name: ______________________________________________________________________
                          (FIRST, MIDDLE & LAST NAME)

  Address: ___________________________________________________________________

                              (NUMBER AND STREET)

   __________________________________________________________________________
                              CITY, STATE AND ZIP)

   __________________________________________________________________________
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if checks for the purchase price of Shares accepted for payment and certificates evidencing shares not tendered or not accepted for payment are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above. Please print.

  Deliver check(s) to:

  Name: ______________________________________________________________________
                          (FIRST, MIDDLE & LAST NAME)

  Address: ___________________________________________________________________

                              (NUMBER AND STREET)

   __________________________________________________________________________

                              CITY, STATE AND ZIP)
-----------------------------------------------------

--------------------------------------------------------------------------------

  IMPORTANT: ALL DRAI SHAREHOLDERS SUBMITTING THIS LETTER OF TRANSMITTAL MUST
                 SIGN BELOW AND COMPLETE A SUBSTITUTE FORM W-9

  X ________________________________________________  Dated: _________________

  (Must be signed by record holder(s) exactly as name(s) appear(s) on certificates or on a security position listing by person(s) authorized to become record holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                  PLEASE PRINT

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                            PLEASE INCLUDE ZIP CODE

  Daytime Area Code and Telephone No: ________________________________________

  Taxpayer Identification or Social Security No.: ____________________________
                         (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  FOR USE BY FINANCIAL INSTITUTIONS ONLY.

  Financial Institutions: Place Medallion Guarantee in Space Below

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the record holder(s) of Shares (which, for purposes of this Letter of Transmittal, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above or (b) the Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if certificates are to be forwarded with it or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase. Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of it) with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message (as defined in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address and/or facsimile number set forth below prior to the Expiration Date (as defined in "The Tender Offer--Terms Of Our Offer; Expiration Date" of the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

    Shareholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase. That procedure involves: (a) a tender that is by or through an Eligible Institution;
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile of it), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message (as defined in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "The Tender Offer--Procedures For Accepting Our Offer And Tendering Shares" of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile of it), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided on this Letter of Transmittal under "Description of Shares of Data Research Associates, Inc. Stock Tendered" is inadequate, the certificate numbers, the number of Shares evidenced by such certificates and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY SHAREHOLDERS). If fewer than all Shares evidenced by any certificate delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, new certificate(s) evidencing the remainder of Shares that were evidenced by the certificates delivered to the Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" above, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the record holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered Shares without alteration, enlargement or any other change whatsoever.

    If any tendered Shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

    If this Letter of Transmittal is signed by the record holder(s) of tendered Shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the record holder(s). If the Letter of Transmittal is signed by a person other than the record holder(s) of the certificate(s) evidencing Shares tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Purchaser of that person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or certificate(s) evidencing Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the record holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to that other person will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to Purchaser of the payment of the taxes, or that the transfer is not subject to tax, is submitted.

    IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING TENDERED SHARES.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any tendered Shares is to be issued in the name of, and/or certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares of Data Research Associates, Inc. Stock Tendered" on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

    8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at the address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

    9. SUBSTITUTE FORM W-9. Each holder surrendering certificates for payment is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information," and to indicate whether the holder is subject to backup withholding by checking the appropriate box in part 2 of the form. Each holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the holder to federal income tax withholding on the purchase price in 2001.

    10. LOST OR DESTROYED CERTIFICATES. If any certificate evidencing Shares have been lost, destroyed or stolen, the shareholder should check the appropriate box on the reverse side of the Letter of Transmittal. The Depositary will then instruct such shareholder as to the procedure to be followed in order to replace the certificates. The shareholder may be required to post a surety bond. With respect to Shares evidenced by lost certificates, this Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed certificates have been followed.

    The box in Part 3 of the form may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the Depositary will withhold the required amount of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld amount upon the holder's request.

IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a shareholder's whose tendered shares are accepted for payment is generally required to provide the Depositary (as payer) with the shareholder's correct TIN on Substitute Form W-9. If a shareholder's is an individual, the TIN generally is the shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder's may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the shareholder's with respect to shares purchased pursuant to the Offer may be subject to backup withholding. In addition, if a shareholder's makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the Internal Revenue Service.

    Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Forms of those statements can be obtained from the Depositary.

    See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A tax advisor should be consulted as to that shareholder qualification for exemption from backup withholding and the procedure for obtaining such exemption.

    If backup withholding applies, the Depositary is required to withhold amounts from any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased in the Offer, each shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) that shareholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    Each shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered Shares. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the box in Part 3 of the Substitute W-9 should be checked. If the box in Part 3 is checked, the Depositary will withhold the required amount of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder's request.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE EXPIRATION OF ANY SUBSEQUENT OFFERING PERIOD, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        PART 1--PLEASE PROVIDE YOUR TAXPAYER
FORM W-9                          IDENTIFICATION NUMBER IN THE BOX AT                   -------------------
                                  RIGHT AND CERTIFY BY SIGNING AND DATING             Social Security Number
                                  BELOW.                                                        OR
                                  -------------------                                   -------------------
                                                                                  Employer Identification Number
                                  ------------------------------------------------------------------------
PAYER'S NAME:                     PART 2--Check one of the boxes below. I am (we are) NOT subject to backup
COMPUTERSHARE                     withholding under the Internal Revenue Code because (a) I am (we are) exempt from
TRUST COMPANY OF                  backup withholding, or (b) I (we) have not been notified that I am (we are)
NEW YORK                          subject to backup withholding as a result of failure to report all interest or
PAYER'S REQUEST                   dividends, or (c) the Internal Revenue Service has notified me (us) that I am (we
FOR TAXPAYER                      are) no longer subject to backup withholding.
IDENTIFICATION                    / / Correct        / / Not Correct
NUMBER
                                  ------------------------------------------------------------------------
                                  PART 3--CERTIFICATION--Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.
                                  ------------------------------------------------------------------------
                                  Awaiting Taxpayer Identification Number
--------------------------------------------------------------------------------------------------------------------

SIGNATURE ---------------------------------------------------------------      DATE --------------------------------
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF ANY CASH PAYMENT MADE TO YOU WITH RESPECT TO SHARES OF COMMON STOCK OF DATA RESEARCH ASSOCIATES, INC. TENDERED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                           IN PART 3 OF SUBSTITUTE FORM W-9.
       -------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, the required amount of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

SIGNATURE ---------------------------------------                   DATE ----------------------------

--------------------------------------------------------------------------------

    For assistance in completing this form, call the Depositary at
(212) 701-7624 and also see Instruction 9 and the section entitled "Important Tax Information."

    Manually signed facsimile copies of this Letter of Transmittal, properly completed and duly signed, will be accepted. This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

                        The Depositary for the Offer is:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

BY OVERNIGHT COURIER:                   BY HAND:                         BY MAIL:
 Wall Street Plaza,                Wall Street Plaza,              Wall Street Station,
88 Pine Street, 19th           88 Pine Street, 19th Floor             P.O. Box 1010
        Floor                      New York, NY 10005                  New York, NY
 New York, NY 10005                                                     10268-1010

                               BY FACSIMILE TRANSMISSION:
                            (for Eligible Institutions only)

                                    (212) 701-7636

                                 CONFIRM BY TELEPHONE:
                                    (212) 701-7624

    Questions or requests for assistance may be directed to the Information Agent at its addresses and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                          INNISFREE M&A, INCORPORATED

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                 Banks and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll-Free: (888) 750-5834